UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date earliest event reported) March 24, 2022

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-259293	ENTERGY TEXAS, INC.	333-259293-01	ENTERGY TEXAS RESTORATION FUNDING II, L.L.C.
	(a Texas limited liability company) 2107 Research Forest Drive The Woodlands, Texas 77380 Telephone (409) 981-2000		(a Delaware limited liability company) 919 Congress Avenue, Suite 840-C Austin, Texas 78701 Telephone (512) 487-3999
	71-0005900		87-2161827

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Entry into a Material Definitive Agreement.
On March 24, 2022, Entergy Texas, Inc. and Entergy Texas Restoration Funding II, LLC (the “Issuing Entity”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the underwriters named therein, and for whom Goldman Sachs & Co. LLC and Citigroup Global Markets Inc. are acting as representatives, with respect to the purchase and sale of $290,850,000 of Senior Secured System Restoration Bonds, Series 2022-A (the “Bonds”) to be issued by the Issuing Entity pursuant to an indenture and series supplement, each to be dated as of March 24, 2022. The Bonds were offered pursuant to the Prospectus dated March 24, 2022. In connection with the issuance of the Bonds, Entergy Texas, Inc. and the Issuing Entity also expect to enter into the agreements listed below in Item 9.01, which together with the Underwriting Agreement, are annexed hereto as exhibits to this Current Report on 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement among Entergy Texas Restoration Funding II, LLC, Entergy Texas, Inc., and the Underwriters party thereto, and for whom Goldman Sachs & Co. LLC and Citigroup Global Markets Inc. are acting as representatives, dated March 24, 2022

3.2	Amended and Restated Limited Liability Company Agreement of Entergy Texas Restoration Funding II, LLC
4.1	Indenture between Entergy Texas Restoration Funding II, LLC and the Indenture Trustee (including forms of the Senior Secured System Restoration Bonds), to be dated as of April 1, 2022
4.2	Series Supplement between Entergy Texas Restoration Funding II, LLC and the Indenture Trustee, to be dated as of April 1, 2022
10.1	Transition Property Servicing Agreement between Entergy Texas Restoration Funding II, LLC and Entergy Texas, Inc., as Servicer, to be dated as of April 1, 2022
10.2	Transition Property Purchase and Sale Agreement between Entergy Texas Restoration Funding II, LLC and Entergy Texas, Inc., as Seller, to be dated as of April 1, 2022
10.3	Administration Agreement between Entergy Texas Restoration Funding II, LLC and Entergy Texas, Inc., as Administrator, to be dated as of April 1, 2022
104	Cover Page Interactive Data File (formatted as inline XRBL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2022	ENTERGY TEXAS, INC. (as depositor and as servicer on behalf of the issuing entity) /s/ Steven C. McNeal Name: Steven C. McNeal Title: Vice President and Treasurer
Date: March 28, 2022	ENTERGY TEXAS RESTORATION FUNDING II, LLC /s/ Steven C. McNeal Name: Steven C. McNeal Title: Vice President and Treasurer